Earnings per share (Details) - EUR (€) € / shares in Units, € in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Numerators:
Net income attributable to shareholders of FMC-AG & Co. KGaA	€ 969,308	€ 1,164,377	€ 1,199,619
Denominators:
Weighted average number of shares outstanding	292,944,732	294,055,525	302,691,397
Potentially dilutive shares	120,442	223,429	57,892
Basic earnings per share	€ 3.31	€ 3.96	€ 3.96
Diluted earnings per share	€ 3.31	€ 3.96	€ 3.96